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                                                 Filing pursuant to Registration
                                                      Statement number 333-36939
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                          -----------------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                          -----------------------------

 __ CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO
                                SECTION 305(b)(2)

                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

A U.S. National Banking Association                          41-1592157
(Jurisdiction of incorporation or                            (I.R.S. Employer
organization if not a U.S. national                          Identification No.)
bank)

Sixth Street and Marquette Avenue
Minneapolis, Minnesota                                                55479
(Address of principal executive offices)                              (Zip code)

                       Stanley S. Stroup, General Counsel
                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION
                        Sixth Street and Marquette Avenue
                          Minneapolis, Minnesota 55479
                                 (612) 667-1234
            (Name,address and telephone number of Agent for Service)

                          -----------------------------

                     Chase Manhattan Auto Owner Trust 1997-C
               (Exact name of obligor as specified in its charter)

Delaware                                                     52-6875609
(State or other jurisdiction of                              (I.R.S. Employer
incorporation or organization)                               Identification No.)

c/o Wilmington Trust Company
Attn:  Corporate Trust Administration
Rodney Square North
1100 North Market Square
Wilmington, DE                                                        19890-0001
(Address of principal executive offices)                              (Zip code)

                          -----------------------------

          Asset Backed Notes of Chase Manhattan Auto Owner Trust 1997-C
                       (Title of the indenture securities)

================================================================================

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Item 1. General Information. Furnish the following information as to the trustee:

        (a) Name and address of each examining or supervising authority to which it is subject.

            Comptroller of the Currency
            Treasury Department
            Washington, D.C.

            Federal Deposit Insurance Corporation
            Washington, D.C.

            The Board of Governors of the Federal Reserve System
            Washington, D.C.

        (b) Whether it is authorized to exercise corporate trust powers.

            The trustee is authorized to exercise corporate trust powers.

Item 2. Affiliations with Obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.

        None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1, pursuant to General Instruction B, because the obligor is not in default as provided under Item 13.

Item 15. Foreign Trustee. Not applicable.

Item 16. List of Exhibits. List below all exhibits filed as a part of this Statement of Eligibility.

         Exhibit 1. a.  A copy of the Articles of Association of the trustee now in effect.*

         Exhibit 2. a.  A copy of the certificate of authority of the trustee to commence business issued June 28, 1872, by the Comptroller of the Currency to The Northwestern National Bank of Minneapolis.*

                    b. A copy of the certificate of the Comptroller of the Currency dated January 2, 1934, approving the consolidation of The Northwestern National Bank of Minneapolis and The Minnesota Loan and Trust Company of Minneapolis, with the surviving entity being titled Northwestern National Bank and Trust Company of Minneapolis.*

                    c. A copy of the certificate of the Acting Comptroller of the Currency dated January 12, 1943, as to change of corporate title of Northwestern National Bank and Trust Company of Minneapolis to Northwestern National Bank of Minneapolis.*

                    d. A copy of the letter dated May 12, 1983 from the Regional Counsel, Comptroller of the Currency, acknowledging receipt of notice of name change effective May 1, 1983 from Northwestern National Bank of Minneapolis to Norwest Bank Minneapolis, National Association.*

                    e. A copy of the letter dated January 4, 1988 from the Administrator of National Banks for the Comptroller of the Currency certifying approval of consolidation and merger effective January 1, 1988 of Norwest Bank Minneapolis, National Association with various other banks under the title of "Norwest Bank Minnesota, National Association."*

         Exhibit 3. A copy of the authorization of the trustee to exercise corporate trust powers issued January 2, 1934, by the Federal Reserve Board.*

         Exhibit 4.     Copy of By-laws of the trustee as now in effect.*

         Exhibit 5.     Not applicable.

         Exhibit 6. The consent of the trustee required by Section 321(b) of the Act.

         Exhibit 7. Consolidated Reports of Condition and Income of the trustee as of June 30, 1997.

         Exhibit 8.     Not applicable.

         Exhibit 9.     Not applicable.

* Incorporated by reference to the corresponding numbered exibits to the form T-1 filed as Exhibit 25 to registration statement number 33-66026.

                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Norwest Bank Minnesota, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Minneapolis and State of Minnesota on the 20th day of October, 1997.

                                       NORWEST BANK MINNESOTA,
                                       NATIONAL ASSOCIATION

                                       /s/ Marianna C. Stershic
                                       Marianna C. Stershic
                                       Assistant Vice-President

                                    EXHIBIT 6

October 20, 1997

Securities and Exchange Commission
Washington, D.C. 20549

Gentlemen:

In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

                                       Very truly yours,

                                       NORWEST BANK MINNESOTA,
                                       NATIONAL ASSOCIATION

                                       /s/ Marianna C. Stershic
                                       Marianna C. Stershic
                                       Assistant Vice-President

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

3-8                                                     March 13, 1997

Charles F. Sawyer
Dorsey & Whitney LLP
Pillsbury Center South
220 South Sixth Street
Minneapolis, MN 55402-1498

Re: Norwest Bank Minesota, National Association
    Incoming letter dated February 28, 1997

Dear Mr. Sawyer:

    This letter is to inform you that your written request for a continuing hardship exemption, as provided in Rule 202 of Regulation S-T, has been

                          /x/ Granted      / / Denied

for Exhibit 7 "Consolidated Reports of Conditions & Income" to Form T-1.

                                       Sincerely,

                                       /s/ Katie C. Nix
                                       Katie C. Nix
                                       Office of Information & Analysis